UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

SYNERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	333-146561	20-2835920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20203 Highway 60 Platteville, CO 80651
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (970) 737-1073

        Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Synergy Resources Corporation (formerly Brishlin Resources, Inc.) on September 12, 2008, to include the historical financial statements of Synergy Resources Corporation (Synergy), the business acquired, and the unaudited pro-forma financial information required pursuant to Article 11 of Regulation SX.

Item 9.01   Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Synergy Resources Corporation as of August 31, 2008, and for the period from inception (December 28, 2007) to August 31, 2008 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety herein by reference.

(b)	Pro-forma Financial Information

The pro-forma financial information as of and for the eight months ended August 31, 2008 is furnished as Exhibit 99.2 and is incorporated in its entirety herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Synergy Resources Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY RESOURCES CORPORATION
By:	/s/ William E. Scaff, Jr.
William E. Scaff, Jr., Vice President

Date: November 24, 2008